CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 29, 2017

Date of Report

(date of earliest event reported)

GEX MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55867	56-2428818
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12001 N. Central Expy., Suite 825

Dallas, Texas 75243

(Address of principal executive offices (zip code)

(877) 210-4396

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

ITEM 1.01 Entry into a Material Definitive Agreement

On December 29, 2017, GEX Management, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with G&C Family, LLC, an Arkansas limited liability company, to acquire 100% of the member interest in AMAST Consulting, LLC (“AMAST”), a Texas limited liability company for 200,000 shares of the Company’s common stock.

The Purchase Agreement was entered into in order to acquire a 12,223 square foot, multi-use office building in Lowell, Arkansas (the “Lowell Office”). The Lowell Office will establish the Company’s second corporate location in the Northwest Arkansas region. AMAST’s only assets include the Lowell Office, and the existing lease agreements with its three current tenants. The Purchase Agreement also obligates the Company, as purchaser of AMAST, to a note payable secured by the Lowell Office in the amount of approximately $1,300,000. A copy of the Member Interest Purchase Agreement is filed herewith as Exhibit 10.1 to this Form 8-K.

ITEM 3.02       Unregistered Sales of Equity Securities

As described in Item 1.01 (i) above, the certificate(s) representing the shares carry a legend that the shares may not be transferred without compliance with the registration requirements of the Securities Act of 1933 or in reliance upon an exemption therefrom.   For this transaction, the Company relied upon Section 4(2) of the Securities Act of 1933 as an exemption from the registration requirements of the Act.

ITEM 7.01.      Regulation FD Disclosure.

On January 5, 2018, the Company issued a press release, attached as Exhibit 99.1, announcing the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01       Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement dated December 29, 2017

99.1	Press Release dated January 5, 2018, announcing the closing of the Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GEX MANAGEMENT, INC.

Date: January 5, 2018	/s/ Carl Dorvil
Carl Dorvil, Chief Executive Officer

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